                              AMENDED AND RESTATED
                         INVESTMENT MANAGEMENT AGREEMENT

         AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT made as of the 1st day of May, 2004 by and between the registered investment companies, including any portfolio/series thereof, as set forth on Schedule A (each, a "Fund" and collectively, the "Funds") as may be amended from time to time, and Morgan Stanley Investment Advisors Inc., a Delaware corporation (hereinafter called the "Investment Manager"):

         WHEREAS, each Fund is engaged in business as an open-end management investment company or as a closed-end management investment company, as identified as such on Schedule A, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

         WHEREAS, the Investment Manager is registered as an investment adviser under the Investment Advisers Act of 1940, and engages in the business of acting as investment adviser; and

         WHEREAS, each Fund entered into an Investment Management Agreement to provide management and investment advisory services with the Investment Manager, or its predecessor as the case may be, effective as of the date set forth in Schedule A (the "Current Investment Management Agreements"); and

         WHEREAS, each Fund desires to retain the Investment Manager to render management and investment advisory services in the manner and on the terms and conditions hereinafter set forth; and

         WHEREAS, the Investment Manager desires to be retained to perform services on said terms and conditions; and

         WHEREAS, this Agreement amends and restates, in its entirety, the Current Investment Management Agreements to combine the Current Investment Management Agreements into a single Amended and Restated Investment Management Agreement to reflect the current parties to such agreements (and Annexes 1, 2 and 3 will be amended, if necessary, to add a Fund when such Fund is first included in Schedule A) and to make other ministerial changes designed to facilitate the administration of this Agreement;


                               W I T N E S S E T H

         In consideration of the mutual covenants and agreements of the parties hereto as hereinafter contained, each Fund and the Investment Manager agree as follows:

         1. Each Fund hereby retains the Investment Manager to act as investment manager of such Fund and, subject to the supervision of the Trustees/Directors, to supervise the investment activities of such Fund as hereinafter set forth. Without limiting the generality of the foregoing, the Investment Manager shall obtain and evaluate such information and advice relating to the economy, securities, securities markets and commodities markets as it deems necessary or useful to discharge its duties hereunder; shall continuously manage the assets of each Fund in a manner consistent with the investment objectives and policies of a Fund; shall determine the securities to be purchased, sold or otherwise disposed of by a Fund and the timing of such purchases, sales and dispositions; and shall take such further action, including the placing of purchase and sale orders on behalf of a Fund, as the Investment Manager shall deem necessary or appropriate. The Investment Manager shall also furnish to or place at the disposal of each Fund such of the information, evaluations, analyses and opinions formulated or obtained by the Investment Manager in the discharge of its duties as each Fund may, from time to time, reasonably request.

         2. In connection with those Funds identified in Annex 1 to this Agreement and as permitted in their respective Current Investment Management Agreements, and in connection with all Funds added to Schedule A after the date hereof, the Investment Manager may, subject to the approval of the Board of Trustees/Directors (and in the case of the Morgan Stanley European Growth Fund Inc., Morgan Stanley International SmallCap Fund, Morgan Stanley Japan Fund, Morgan Stanley Pacific Growth Fund Inc. and Morgan Stanley Variable Investment Series (on behalf of its European Growth and Pacific Growth Portfolios) shall) at its own expense, enter into a Sub-Advisory Agreement with a Sub-Advisor to make determinations as to certain or all of the securities and commodities to be purchased, sold or otherwise disposed of by such Funds and the timing of such purchases, sales and dispositions and to take such further action, including the placing of purchase and sale orders on behalf of such Funds as the Sub-Advisor, in consultation with the Investment Manager, shall deem necessary or appropriate; provided that the Investment Manager shall be responsible for monitoring compliance by such Sub-Advisor with the investment policies and restrictions of such Funds and with such other limitations or directions as the Trustees/Directors of the Fund may from time to time prescribe.

         3. The Investment Manager shall, at its own expense, maintain such staff and employ or retain such personnel and consult with such other persons as it shall from time to time determine to be necessary or useful to the performance of its obligations under this Agreement. Without limiting the generality of the foregoing, the staff and personnel of the Investment Manager shall be deemed to include persons employed or otherwise retained by the Investment Manager to furnish statistical and other factual data, advice regarding economic factors and trends, information with respect to technical and scientific developments, and such other information, advice and assistance as the Investment Manager may desire. The Investment Manager shall, as agent for each Fund, maintain the Fund's records and books of account (other than those maintained by the Fund's transfer agent, registrar, custodian and other agents). All such books and records so maintained shall be the property of each Fund and, upon request therefor, the Investment Manager shall surrender to each Fund such of the books and records so requested.

         4. Each Fund will, from time to time, furnish or otherwise make available to the Investment Manager such financial reports, proxy statements and other information relating to the business and affairs of such Fund as the Investment Manager may reasonably require in order to discharge its duties and obligations hereunder.

         5. The Investment Manager shall bear the cost of rendering the investment management and supervisory services to be performed by it under this Agreement, and shall, at its own expense, pay the compensation of the officers and employees, if any, of the Funds who are also directors, officers or employees of the Investment Manager, and provide such office space and equipment and such clerical and bookkeeping services as each Fund shall reasonably require in the conduct of its business. The Investment Manager shall also bear the cost of telephone service, heat, light, power and other utilities provided to each Fund.

         6. Each Fund assumes and shall pay or cause to be paid all other expenses of such Fund, including without limitation: the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and commodities and other property, and any stock transfer or dividend agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities and commodities issuance and transfer taxes, and fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing share certificates representing shares of the Fund; all costs and expenses in connection with the registration and maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the cost and expense of printing (including typesetting) and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees'/Directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees/Directors or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption (and in the case of the closed-end funds, any dividend or distribution program), whether in shares or in cash; charges and expenses of any outside pricing service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Trustees/Directors of the Fund who are not interested persons (as defined in the Act) of the Fund or the Investment Manager, and of independent accountants in connection with any matter relating to the Fund; membership dues of the Investment Company Institute (and in the case of the closed-end funds, other appropriate industry associations); interest payable on Fund borrowings; (and in the case of the closed-end funds, fees and expenses incident to the listing of the funds' shares on any stock exchange); postage; insurance premiums on property or personnel (including officers and Trustees/Directors) of the Fund which inure to its benefit; extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         7. For the services to be rendered, the facilities furnished, and the expenses assumed by the Investment Manager, each Fund shall pay to the Investment Manager monthly compensation determined by applying the annual rates to the Fund's daily net assets (weekly net assets with respect to each closed-end fund) as set forth in Schedule A. For the purposes of calculating the management fee for the closed-end funds referenced on Annex 2 the liquidation preference of any Preferred Shares issued by each of such Funds will not be deducted from the Fund's total assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. Such calculations shall be made by applying 1/365ths of the annual rates to each Fund's net assets each day determined as of the close of business on that day or the last previous business day.

         In connection with the closed-end funds identified on Schedule A, compensation under this Agreement shall be calculated and accrued weekly and paid monthly by applying the annual rates to the average weekly net assets of the Fund determined as of the close of the last business day of each week, except for such closed-end funds as may be specified in Schedule A. At the request of the Investment Manager, compensation hereunder shall be calculated and accrued at more frequent intervals in a manner consistent with the calculation of fees on a weekly basis.

         If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth in Schedule A. Subject to the provisions of paragraph 8 hereof, payment of the Investment Manager's compensation for the preceding month shall be made as promptly as possible after completion of the computation contemplated by paragraph 8 hereof.

         8. This section is applicable only to those Funds listed on Annex 3 and subject to any fund specific requirements set forth in Annex 3. In the event the operating expenses of those Funds identified in Annex 3 to this Agreement, including amounts payable to the Investment Manager pursuant to paragraph 7 hereof, for any fiscal year ending on a date on which this Agreement is in effect, exceed the expense limitations applicable to a Fund imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Investment Manager shall reduce its management fee to the extent of such excess and, if required, pursuant to any such laws or regulations, will reimburse a Fund for annual operating expenses in excess of any expense limitation that may be applicable; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by a Fund. Such reduction, if any, shall be computed and accrued daily (and in the case of the closed-end funds, weekly), shall be settled on a monthly basis, and shall be based upon the expense limitation applicable to a Fund as at the end of the last business day of the month. Should two or more such expense limitations be applicable as at the end of the last business day of the month, (and in the case of the closed-end funds, as at the end of the last full week of the month) that expense limitation which results in the largest reduction in the Investment Manager's fee shall be applicable.

         9. The Investment Manager will use its best efforts in the supervision and management of the investment activities of each Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations hereunder, the Investment Manager shall not be liable to a Fund or any of its investors for any error of judgment or mistake of law or for any act or omission by the Investment Manager or for any losses sustained by a Fund or its investors.

         10. Nothing contained in this Agreement shall prevent the Investment Manager or any affiliated person of the Investment Manager from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way bind or restrict the Investment Manager or any such affiliated person from buying, selling or trading any securities or commodities for their own accounts or for the account of others for whom they may be acting. Nothing in this Agreement shall limit or restrict the right of any trustee/director, officer or employee of the Investment Manager to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business whether of a similar or dissimilar nature.

         11. This Agreement shall continue in effect with respect to each Fund for a period of one year from the effective date hereof (except with respect to any Fund added to Schedule A of this Agreement after the date hereof, for an initial period of two years from the date that such Fund is added) and thereafter provided such continuance is approved at least annually by the vote of holders of a majority (as defined in the Act) of the outstanding voting securities of each Fund (if applicable, Common Shares and Preferred Shares voting together as a single class) or by the Board of Trustees/Directors of such Fund; provided that in either event such continuance is also approved annually by the vote of a majority of the Trustees/Directors of such Fund who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that (a) each Fund may, at any time and without the payment of any penalty, terminate this Agreement upon thirty days' written notice to the Investment Manager, either by majority vote of the Board of Trustees/Directors of such Fund or by the vote of a majority of the outstanding voting securities of such Fund (if applicable, Common Shares and Preferred Shares voting together as a single class); (b) this Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act) unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission; and (c) the Investment Manager may terminate this Agreement without payment of penalty on thirty days' written notice to such Fund. Any notice under this Agreement shall be given in writing, addressed and delivered, or mailed post-paid, to the other party at the principal office of such party

         Any approval of this Agreement by the holders of a majority of the outstanding voting securities of any portfolio/series of a Fund shall be effective to continue this Agreement with respect to such portfolio/series notwithstanding (a) that this Agreement has not been approved by the holders of a majority of the outstanding voting securities of any other portfolio/series or
(b) that this Agreement has not been approved by the vote of a majority of the outstanding voting securities of the Fund of which it is a portfolio/series unless such approval shall be required by any other applicable law or otherwise.

         12. This Agreement may be amended by the parties without the vote or consent of shareholders of a Fund to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary to conform this Agreement to the requirements of applicable federal laws or regulations, but neither the Funds nor the Investment Manager shall be liable for failing to do so.

         13. This Agreement shall be construed in accordance with the law of the State of New York and the applicable provisions of the Act. To the extent the applicable law of the State of New York, or any of the provisions herein, conflicts with the applicable provisions of the Act, the latter shall control.

         14. The Declaration of Trust, together with all amendments thereto establishing each Fund identified in Schedule A as a Massachusetts business trust (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name of such Funds refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of such Funds shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim or otherwise, in connection with the affairs of such Funds, but the Trust Estate only shall be liable.

         15. The Investment Manager and each Fund agree that the name Morgan Stanley is a property right of the Investment Manager or its parent. Each Fund agrees and consents that (i) it will only use the name Morgan Stanley as a component of its name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the Name for any purpose, (iii) the Investment Manager or its parent, or any corporate affiliate of the Investment Manager's parent, may use or grant to others the right to use the name Morgan Stanley, or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, (iv) at the request of the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, each Fund will take such action as may be required to provide its consent to the use name Morgan Stanley, or any combination or abbreviation thereof, by the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, or by any person to whom the Investment Manager or its then current parent or a corporate affiliate of the Investment Manager's parent shall have granted the right to such use, and (v) upon the termination of any investment advisory agreement into which a corporate affiliate of the Investment Manager's parent and each Fund may enter, or upon termination of affiliation of the Investment Manager with its parent, each Fund shall, upon request of the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, cease to use the Name as a component of its name, and shall not use the name, or any combination or abbreviation thereof, as a part of its name or for any other commercial purpose, and shall cause its officers, trustees/directors and shareholders to take any and all actions which the Investment Manager or its parent or any corporate affiliate of the Investment Manager's parent, may request to effect the foregoing and to reconvey to the Investment Manager's parent any and all rights to such name.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement, on May 1, 2004, in New York, New York.


                                         ON BEHALF OF EACH FUND AS SET FORTH
                                         IN SCHEDULE A


                                         By: /s/ Ronald E. Robison
                                             -------------------------------
                                             Ronald E. Robison
                                             Executive Vice President and
                                             Principal Executive Officer



Attest:

/s/ A. Thomas Smith III
------------------------------
   A. Thomas Smith III
   Assistant Secretary
                                         MORGAN STANLEY INVESTMENT ADVISORS INC.



                                         By: /s/ Mitchell M. Merin
                                             -------------------------------
                                             Mitchell M. Merin
                                             President



Attest:

/s/ Barry Fink
------------------------------
   Barry Fink
   Managing Director

                                                            Page 1 of Schedule A

                                                                      SCHEDULE A

         All of the Funds referenced below are organized as Massachusetts business trusts unless otherwise indicated.

I. OPEN-END FUNDS: Monthly Compensation calculated daily by applying the following annual rates to a fund's daily net assets:

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
                                          AGREEMENT AND
FIXED INCOME FUNDS                        ANY AMENDMENTS             INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley California Tax- Free       05/31/97, as amended on     0.55% of the portion of the daily net assets
Income Fund                               04/30/98                    not exceeding $500 million; 0.525% of the
                                                                      portion of the daily net assets exceeding
                                                                      $500 million but not exceeding $750 million;
                                                                      0.50% of the portion of the daily net assets
                                                                      exceeding $750 million but not exceeding $1
                                                                      billion; 0.475% of the portion of the daily
                                                                      net assets exceeding $1 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Convertible Securities     05/31/97                    0.60% of the portion of the daily net assets not
Trust                                                                 exceeding $750 million; 0.55% of the portion of
                                                                      the daily net assets exceeding $750 million
                                                                      but not exceeding $1 billion; 0.50% of the
                                                                      portion of the daily net assets of the
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.475% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.45% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $3 billion; and 0.425% of the
                                                                      portion of the daily net assets exceeding $3
                                                                      billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Federal Securities         05/31/97, as amended on     0.55% of the portion of the daily net assets
Trust                                     04/30/98                    not exceeding $1 billion; 0.525% of the
                                                                      portion of the daily net assets exceeding $1
                                                                      billion but not exceeding $1.5 billion; 0.50%
                                                                      of the portion of the daily net assets
                                                                      exceeding $1.5 billion but not exceeding $2
                                                                      billion; 0.475% of the portion of the daily
                                                                      net assets exceeding $2 billion but not
                                                                      exceeding $2.5 billion; 0.45% of the portion
                                                                      of the daily net assets exceeding $2.5
                                                                      billion but not exceeding $5 billion; 0.425%
                                                                      of the portion of the daily net assets
                                                                      exceeding $5 billion but not exceeding $7.5
                                                                      billion; 0.40% of the portion of the daily
                                                                      net assets exceeding $7.5 billion but not
                                                                      exceeding $10 billion; 0.375% of the portion
                                                                      of the daily net assets exceeding $10 billion
                                                                      but not exceeding $12.5 billion; and 0.35% of
                                                                      the portion of the daily net assets exceeding
                                                                      $12.5 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Flexible Income Trust      05/31/97, as amended on     0.40% of the daily net assets.
                                          04/30/98

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Hawaii Municipal Trust     05/31/97, as amended on     0.35% of the daily net assets.
                                          04/30/98
-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 2 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
                                          AGREEMENT AND
FIXED INCOME FUNDS                        ANY AMENDMENTS             INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley High Yield Securities      05/31/97                    0.50% of the portion of the daily net assets not
Inc. (Maryland corporation)                                           exceeding $500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $2
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $2 billion but not
                                                                      exceeding $3 billion; and 0.30% of the
                                                                      portion of daily net assets exceeding $3
                                                                      billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Limited Duration Fund      05/31/97, as amended on     0.600% of the first $1 billion of daily net
                                          04/30/98, 05/01/04          assets; 0.550% of the second $1 billion of daily
                                                                      net assets; and 0.500% of the daily net assets
                                                                      exceeding $2 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Limited Duration U.S.      05/31/97, as amended on     0.35% of the daily net assets.
Treasury Trust                            04/30/98

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Limited Term Municipal     05/31/97, as amended on     0.50% of the daily net assets.
Trust                                     04/30/98

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Multi-State Municipal      05/31/97, as amended on     0.35% of the daily net assets.
Series Trust--                            04/30/98

 - Arizona Series

 - Florida Series

 - New Jersey Series

 - Pennsylvania Series

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley New York Tax-Free          05/31/97, as amended on     0.55% of the portion of the daily net assets not
Income Fund                               04/30/98                    exceeding $500 million; and 0.525% of the
                                                                      portion of the daily net assets exceeding $500
                                                                      million.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Quality Income Trust       05/31/97, as amended on     0.60% of the portion of the daily net assets not
                                          04/30/98                    exceeding $500 million; 0.50% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.40% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      and 0.30% of the portion of the daily net
                                                                      assets exceeding $1 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Select Dimensions          05/31/97, as amended on    0.40% of the daily net assets.
Investment Series--                       04/30/98

 - Flexible Income Portfolio
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Tax-Exempt Securities      05/31/97, as amended on     0.50% of the portion of the daily net assets not
Trust                                     04/30/98, 05/01/02          exceeding $500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.25
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.25 billion.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 3 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
                                          AGREEMENT AND
FIXED INCOME FUNDS                        ANY AMENDMENTS             INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley U.S. Government            05/31/97, as amended on     0.50% of the portion of the daily net assets not
Securities Trust                          04/30/98                    exceeding $1 billion; 0.475% of the portion of
                                                                      the daily net assets exceeding $1 billion but
                                                                      not exceeding $1.5 billion; 0.45% of the
                                                                      portion of the daily net assets exceeding
                                                                      $1.5 billion but not exceeding $2 billion;
                                                                      0.425% of the portion of the daily net assets
                                                                      exceeding $2 billion but not exceeding $2.5
                                                                      billion; 0.40% of the portion of the daily
                                                                      net assets exceeding $2.5 billion but not
                                                                      exceeding $5 billion; 0.375% of the portion
                                                                      of the daily net assets exceeding $5 billion
                                                                      but not exceeding $7.5 billion; 0.35% of the
                                                                      portion of the daily net assets exceeding
                                                                      $7.5 billion but not exceeding $10 billion;
                                                                      0.325% of the portion of the daily net assets
                                                                      exceeding $10 billion but not exceeding $12.5
                                                                      billion; and 0.30% of the portion of the
                                                                      daily net assets exceeding $12.5 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Variable Investment
Series--

-----------------------------------------------------------------------------------------------------------------------
 - High Yield Portfolio                   05/31/97, as amended on     .50% of the portion of the daily net assets not
                                          05/01/98, 05/01/99,         exceeding $500 million; and 0.425% of the daily
                                          05/01/00                    net assets exceeding $500 million.

-----------------------------------------------------------------------------------------------------------------------
 - Limited Duration Portfolio             05/31/97, as amended on     0.45% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Quality Income Plus Portfolio          05/31/97, as amended on     0.50% of the portion of the daily the net assets
                                          05/01/98, 05/01/99,         not exceeding $500 million; and 0.45% of the
                                          05/01/00                    portion of the daily net assets exceeding $500
                                                                      million.

-----------------------------------------------------------------------------------------------------------------------
EQUITY, BALANCED AND ASSET ALLOCATION
FUNDS

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Aggressive Equity Fund     12/02/98                    0.75% of the portion of the daily net assets not
                                                                      exceeding $2 billion; and 0.725% of the portion
                                                                      of the daily net assets exceeding $2 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Allocator Fund             12/12/02                    0.75% of the daily net assets.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley American Opportunities     05/31/97                    0.625% of the portion of the daily net assets
Fund                                                                  not exceeding $250 million; 0.50% of the portion
                                                                      of the daily net assets exceeding $250
                                                                      million but not exceeding $2.5 billion;
                                                                      0.475% of the portion of the daily net assets
                                                                      exceeding $2.5 billion but not exceeding $3.5
                                                                      billion; 0.450% of the portion of the daily
                                                                      net assets exceeding $3.5 billion but not
                                                                      exceeding $4.5 billion; and 0.425% of the
                                                                      portion of the daily net assets exceeding
                                                                      $4.5 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Balanced Growth Fund       05/31/97, as amended on     0.60% of the portion of the daily net assets not
                                          04/30/98, 05/01/99          exceeding $500 million; and 0.575% of the
                                                                      portion of the daily net assets exceeding $500
                                                                      million.
-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 4 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS              INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Balanced Income Fund       05/31/97, as amended on     0.60% of the portion of the daily net assets not
                                          04/30/98                    exceeding $500 million; and 0.575% of the
                                                                      portion of the daily net assets exceeding $500
                                                                      million.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Biotechnology Fund         05/13/02                    1.0% of the daily net assets. The Investment
                                                                      Manager has agreed to assume all operating
                                                                      expenses (except for brokerage and 12b-1 fees)
                                                                      and waive the compensation provided in its
                                                                      Management Agreement with the Fund until such
                                                                      time as the Fund attains $50 million of net
                                                                      assets or until December 31, 2003, whichever
                                                                      occurs first.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Opportunities      06/28/99                    0.75% of the portion of daily net assets not
Trust                                                                 exceeding $500 million; 0.725% of the portion of
                                                                      daily net assets exceeding $500 million but
                                                                      not exceeding $2 billion; 0.70% of the
                                                                      portion of daily net assets exceeding $2
                                                                      billion but not exceeding $3 billion and;
                                                                      0.675% of the portion of daily net assets
                                                                      exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Developing Growth          05/31/97, as amended on    0.50% of the portion of the daily net assets not
Securities Trust                          04/30/98                   exceeding $500 million; and 0.475% of the
                                                                     portion of the daily net assets exceeding $500
                                                                     million.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dividend Growth            05/31/97, as amended on    0.625% of the portion of the daily net assets
Securities Inc.                           04/30/98                   not exceeding $250 million; 0.50% of the portion
                                                                     of the daily net assets exceeding $250 million
(Maryland corporation)                                               but not exceeding $1 billion; 0.475% of the
                                                                     portion of the daily net assets exceeding $1
                                                                     billion but not exceeding $2 billion; 0.45% of
                                                                     the portion of the daily net assets exceeding $2
                                                                     billion but not exceeding $3 billion; 0.425% of
                                                                     the portion of the daily net assets exceeding $3
                                                                     billion but not exceeding $4 billion; 0.40% of
                                                                     the portion of the daily net assets exceeding $4
                                                                     billion but not exceeding $5 billion; 0.375% of
                                                                     the portion of the daily net assets exceeding $5
                                                                     billion but not exceeding $6 billion; 0.35% of
                                                                     the portion of the daily net assets exceeding $6
                                                                     billion but not exceeding $8 billion; 0.325% of
                                                                     the portion of the daily net assets exceeding $8
                                                                     billion but not exceeding $10 billion; 0.30% of
                                                                     the portion of the daily net assets exceeding
                                                                     $10 billion but not exceeding $15 billion; and
                                                                     0.275% of the portion of the daily net assets
                                                                     exceeding $15 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley European Growth Fund Inc.  05/31/97, as amended on    0.95% to the portion of daily net assets not
                                          04/30/98, 12/01/98,        exceeding $500 million; 0.90% to the portion of
(Maryland corporation)                    05/01/00                   daily net assets exceeding $500 million but not
                                                                     exceeding $2 billion; and 0.85% to the portion
                                                                     of daily net assets exceeding $2 billion but not
                                                                     exceeding $3 billion; and 0.825% to the portion
                                                                     of daily net assets exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 5 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS               INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Financial Services         05/31/97, as amended on      0.75% of the portion of the daily net assets not
Trust                                     04/30/98, 05/01/99,          exceeding $500 million; 0.725% of the portion of
                                          05/01/01                     the daily net assets
                                                                       exceeding $500 million but not exceeding $1.0
                                                                       billion; and 0.70% of the portion of the
                                                                       daily net assets exceeding $1.0 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Fund of Funds-             07/28/97, as amended on      None
                                          04/30/98
 - Domestic Portfolio

 - International Portfolio

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Fundamental Value Fund     08/19/02                     0.75% of the daily net assets.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Global Advantage Fund      11/06/97, as amended on      0.65% of the portion of the daily net assets not
                                          05/01/98                     exceeding $1.5 billion; and 0.625% of the
                                                                       portion of the daily net assets exceeding $1.5
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Global Dividend Growth     05/31/97, as amended on      0.75% of the portion of the daily net assets not
Securities                                05/01/98                     exceeding $1 billion; 0.725% of the portion of
                                                                       the daily net assets exceeding $1 billion but
                                                                       not exceeding $1.5 billion; 0.70% of the
                                                                       portion of the daily net assets exceeding
                                                                       $1.5 billion but not exceeding $2.5 billion;
                                                                       0.675% of the portion of the daily net assets
                                                                       exceeding $2.5 billion but not exceeding $3.5
                                                                       billion; 0.650% of the portion of the daily
                                                                       net assets exceeding $3.5 billion but not
                                                                       exceeding $4.5 billion; and 0.625% of the
                                                                       portion of the daily net assets exceeding
                                                                       $4.5 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Global Utilities Fund      05/31/97, as amended on      0.65% of the portion of daily net assets not
                                          04/30/98, 05/01/99,          exceeding $500 million; 0.625% of the portion of
                                          05/01/01                     daily net assets exceeding $500 million but not
                                                                       exceeding $1 billion; 0.60% of the portion of
                                                                       daily net assets exceeding $1 billion but not
                                                                       exceeding $1.5 billion; and 0.575% of the
                                                                       portion of daily net assets exceeding $1.5
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Growth Fund                03/02/98                     0.80% of the portion of such daily net assets
                                                                       not exceeding $750 million; 0.75% of the portion
                                                                       of such daily net assets exceeding $750 million,
                                                                       but not exceeding $1.5 billion; and 0.70% of the
                                                                       portion of such daily net assets exceeding $1.5
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Health Sciences Trust      05/31/97, as amended on      1.00% of the portion of daily net assets not
                                          04/30/98, 05/01/01           exceeding $500 million; 0.95% of the portion of
                                                                       daily net assets exceeding $500 million but
                                                                       not exceeding $1 billion; and 0.925% of the
                                                                       portion of daily net assets exceeding $1
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Income Builder Fund        05/31/97, as amended on    0.75% of the portion of the net assets not
                                          05/01/98                   exceeding $500 million; and 0.725% of the
                                                                     portion of daily net assets exceeding $500
                                                                     million.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 6 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS               INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Information Fund           05/31/97, as amended on      0.75% of the portion of the daily net assets not
                                          04/30/98, 05/01/00           exceeding $500 million; 0.725% of the portion of
                                                                       the daily net assets exceeding $500 million
                                                                       but not exceeding $3 billion; and 0.70% of
                                                                       the portion of the daily net assets exceeding
                                                                       $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley International Fund         05/04/99, as amended on      1.00% of daily net assets up to $1 billion; and
                                          05/01/01                     0.95% of daily net assets exceeding $1
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley International SmallCap     05/31/97, as amended on      1.15% of the daily net assets.
Fund                                      12/01/97, 04/30/98

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley International Value        02/14/01                     1.00% of the daily net assets.
Equity Fund

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Japan Fund                 05/31/97, as amended on      0.95% of the daily net assets.
                                          04/30/98, 10/01/98

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley KLD Social Index Fund      05/21/01, as amended on      0.20% of the daily net assets.
                                          05/01/04
                                                                       The Investment Manager has agreed to continue
                                                                       to assume all operating expenses (except for
                                                                       brokerage and 12b-1 fees) and waive the
                                                                       compensation provided in the Management
                                                                       Agreement until December 31, 2004 or until
                                                                       such time as the Fund has $50 million of net
                                                                       assets, whichever occurs first.

                                                                       Thereafter, the Investment Manager has agreed
                                                                       under its Management Agreement with the Fund
                                                                       to cap the Fund's operating expenses (except
                                                                       for brokerage and 12b-1 fees) by assuming the
                                                                       Fund's "other expenses" and/or waiving its
                                                                       management fees to the extent such operating
                                                                       expenses exceed on an annualized basis 0.40%
                                                                       of the average daily net assets of the Fund,
                                                                       which may reduce the investment management
                                                                       fee below 0.20% of the Fund's average daily
                                                                       net assets.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Latin American             06/28/99                     1.25% of the portion of daily net assets not
Growth Fund                                                            exceeding $500 million; and 1.20% of the
                                                                       portion of daily net assets exceeding $500
                                                                       million.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Mid-Cap Value Fund         05/16/01                     0.80% of the daily net assets.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Nasdaq-100 Index Fund      05/17/01, as amended on      0.20% of the daily net assets.
                                          05/01/04

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Natural Resource           05/31/97, as amended on      0.625% of the portion of the daily net assets
Development Securities Inc.               04/30/98                     not exceeding $250 million; and 0.50% of the
                                                                       portion of the daily net assets exceeding $250
                                                                       million.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Pacific Growth Fund Inc.   05/31/97, as amended on      0.95% to the portion of daily net assets not
                                          04/30/98, 11/01/98           exceeding $1 billion; 0.90% to the portion of
 (Maryland corporation)                                                daily net assets exceeding $1 billion but not
                                                                       exceeding $2 billion; and 0.85% to the portion
                                                                       of daily net assets exceeding $2 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Real Estate Fund           02/09/99                     1.00% of the daily net assets.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 7 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS               INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Select Dimensions
Investment Series-

-----------------------------------------------------------------------------------------------------------------------
 - American Opportunities Portfolio       05/31/97, as amended on      0.625% of the portion of the daily net assets
                                          03/02/98, 05/01/98,          not exceeding $500 million; 0.60% of the portion
                                          05/01/00                     of the daily net assets exceeding $500 million
                                                                       but not exceeding $1 billion; and 0.575% of
                                                                       the portion of the daily net assets exceeding
                                                                       $1 billion.

-----------------------------------------------------------------------------------------------------------------------
 - Balanced Growth Portfolio              05/31/97, as amended on      0.60% of the daily net assets.
                                          03/02/98, 05/01/98,
                                          05101100

-----------------------------------------------------------------------------------------------------------------------
 - Capital Opportunities Portfolio        05/31/97, as amended on      0.75% of the daily net assets.
                                          03/02/98, 05/01/98,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Developing Growth Portfolio            05/31/97, as amended on      0.50% of the daily net assets.
                                          03/02/98, 05/01/98,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Dividend Growth Portfolio              05/31/97, as amended on      0.625% of the portion of the daily net assets
                                          03/02/98, 05/01/98,          not exceeding $500 million; 0.50% of the portion
                                          05/01/00                     of the daily net assets exceeding $500 million
                                                                       but not exceeding $1 billion; and 0.475% of
                                                                       the portion of the daily net assets exceeding
                                                                       $1 billion.

-----------------------------------------------------------------------------------------------------------------------
 - Global Equity Portfolio                05/31/97, as amended on      1.00% of the daily net assets.
                                          03/02/98, 05/01/98,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Growth Portfolio                       05/31/97, as amended on      0.80% of the daily net assets.
                                          03/02/98, 05/01/98,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Utilities Portfolio                    05/31/97, as amended on      0.65% of the daily net assets.
                                          03/02/98, 05/01/98,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Value-Added Market Portfolio           05/31/97, as amended on      0.50% of the daily net assets.
                                          04/30/98

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley S&P 500 Index Fund         07/28/97, as amended on      0.20% of the daily net assets.
                                          04/30/98, 05/01/99,
                                          05/01/04                     The Investment Manager has agreed, pursuant to
                                                                       this Investment Management Agreement with the
                                                                       Fund, to assume the Fund's operating expenses
                                                                       (except for brokerage and 12b-1 Fees) to the
                                                                       extent such operating expenses exceed on an
                                                                       annualized basis 0.40% of the average daily
                                                                       net assets of the Fund, and will continue to
                                                                       do so on a permanent basis.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Small-Mid Special Value    04/04/02                     0.75% of the daily net assets.
Fund

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Special Growth Fund        06/28/99, as amended on      1.00% of the portion of daily net assets not
                                          05/01/00                     exceeding $1.5 billion; and 0.95% of the portion
                                                                       of daily net assets exceeding $1.5 billion.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 8 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS               INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Special Value Fund         05/31/97, as amended on      0.75% of the portion of the daily net assets not
                                          04/30/98, 05/01/99           exceeding $500 million; 0.725% of the portion of
                                          05/01/02                     daily net assets exceeding $500 million but not
                                                                       exceeding $1.0 billion; and 0.70% of the
                                                                       portion of daily net assets exceeding $1.0
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Strategist Fund            05/31/97, as amended on      0.60% of the portion of the daily net assets not
                                          05/01/98, 05/01/00           exceeding $500 million; 0.55% of the portion of
                                                                       the daily net assets exceeding $500 million
                                                                       but not exceeding $1 billion; 0.50% of the
                                                                       portion of the daily net assets exceeding $1
                                                                       billion but not exceeding $1.5 billion;
                                                                       0.475% of the portion of the daily net assets
                                                                       exceeding $1.5 billion but not exceeding $2
                                                                       billion; 0.45% of the portion of the daily
                                                                       net assets exceeding $2 billion but not
                                                                       exceeding $3 billion; and 0.425% of the
                                                                       portion of the daily net assets exceeding $3
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Total Market Index Fund    07/21/ 99, as amended on     0.20% of the daily net assets.
                                          05/01/04

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Total Return Trust         06/28/99, as amended on      0.75% of the portion of daily net assets not
                                          05/01/00, 05/01/01           exceeding $500 million; 0.725% of the portion of
                                                                       daily net assets exceeding $500 million but
                                                                       not exceeding $1 billion; and 0.70% of the
                                                                       portion of daily net assets exceeding $1
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Utilities Fund             05/31/97, as amended on      0.65% of the portion of the daily net assets not
                                          04/30/98                     exceeding $500 million; 0.55% of the portion of
                                                                       the daily net assets exceeding $500 million
                                                                       but not exceeding $1 billion; 0.525% of the
                                                                       portion of the daily net assets exceeding $1
                                                                       billion but not exceeding $1.5 billion; 0.50%
                                                                       of the portion of the daily net assets
                                                                       exceeding $1.5 billion but not exceeding $2.5
                                                                       billion; 0.475% of the portion of the daily
                                                                       net assets exceeding $2.5 billion but not
                                                                       exceeding $3.5 billion; 0.45% of the portion
                                                                       of the daily net assets exceeding $3.5 but
                                                                       not exceeding $5 billion; and 0.425% of the
                                                                       daily net assets exceeding $5 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Value-Added Market         05/31/97, as amended on      0.50% of the portion of the daily net assets not
Series                                    05/01/98                     exceeding $500 million; 0.45% of the portion of
                                                                       the daily net assets exceeding $500 million
                                                                       but not exceeding $1 billion; 0.425% of the
                                                                       portion of the daily net assets exceeding
                                                                       $1.0 billion but not exceeding $2.0 billion;
                                                                       and 0.40% of the portion of the daily net
                                                                       assets exceeding $2 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Value Fund                 07/22/98, as amended on      0.500% of the first $1 billion of daily net
                                          05/01/02, 05/01/04           assets; 0.450% of the second $1 billion of daily
                                                                       net assets; 0.400% of the third $1 billion of
                                                                       daily net assets; and 0.350% of the daily net
                                                                       assets exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Variable Investment
Series-

-----------------------------------------------------------------------------------------------------------------------

                                                                                                   Page 9 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS              INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
 - Aggressive Equity Portfolio            05/31/97, as amended on     0.75% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Dividend Growth Portfolio              05/31/97, as amended on     0.625% of the portion of the daily net assets
                                          05/01/98, 05/01/99,         not exceeding $500 million; 0.50% of the portion
                                          05/01/00                    of the daily net assets exceeding $500 million
                                                                      but not exceeding $1 billion; 0.475% of the
                                                                      portion of the daily net assets exceeding
                                                                      $1.0 billion but not exceeding $2.0 billion;
                                                                      0.45% of the portion of the daily net assets
                                                                      exceeding $2 billion but not exceeding $3
                                                                      billion; and 0.425% of the portion of the
                                                                      daily net assets exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
 - Equity Portfolio                       05/31/97, as amended on     0.50% of the portion of the daily net assets not
                                          05/01/98, 05/01/99,         exceeding $1 billion; 0.475% of the portion of
                                          05/01/00                    the daily net assets exceeding $1 billion but
                                                                      not exceeding $2 billion; and 0.45% of the
                                                                      portion of the daily net assets exceeding $2
                                                                      billion.

-----------------------------------------------------------------------------------------------------------------------
 - European Growth Portfolio              05/31/97, as amended on     0.95% of the portion of the daily net assets not
                                          05/01/98, 05/01/99,         exceeding $500 million; and 0.90% of the portion
                                          05/01/00                    of the daily net assets exceeding $500 million.

-----------------------------------------------------------------------------------------------------------------------
 - Global Advantage Portfolio             05/31/97, as amended on     0.65% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Global Dividend Growth Portfolio       05/31/97, as amended on     0.75% of the portion of the daily net assets not
                                          05/01/98, 05/01/99,         exceeding $1 billion; and 0.725% of the portion
                                          05/01/00                    of daily net assets exceeding $1 billion.

-----------------------------------------------------------------------------------------------------------------------
 - Income Builder Portfolio               05/31/97, as amended on     0.75% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Information Portfolio                  05/31/97, as amended on     0.75% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - Pacific Growth Portfolio               05/31/97, as amended on     0.95% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00

-----------------------------------------------------------------------------------------------------------------------
 - S&P 500 Index Portfolio                05/31/97, as amended on     0.20% of the daily net assets.
                                          05/01/98, 05/01/99,
                                          05/01/00, 05/01/04          The Investment Manager has agreed under its
                                                                      Management Agreement with the Fund to cap the
                                                                      Fund's operating expenses (except for
                                                                      brokerage and 12b-1 fees) by assuming the
                                                                      Fund's "other expenses" and/or waiving its
                                                                      management fees to the extent such operating
                                                                      expenses exceed on an annualized basis 0.40%
                                                                      of the average daily net assets of the Fund,
                                                                      which may reduce the investment management
                                                                      fee below 0.20% of the Fund's average daily
                                                                      net assets.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                  Page 10 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
EQUITY, BALANCED AND ASSET                AGREEMENT AND
ALLOCATION FUNDS                          ANY AMENDMENTS               INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
 - Strategist Portfolio                   05/31/97, as amended on      0.50% of the portion of the daily net assets not
                                          05/01/98, 05/01/99,          exceeding $1.5 billion; and 0.475% of the
                                          05/01/00                     portion of the daily net assets exceeding $1.5
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
 - Utilities Portfolio                    05/31/97, as amended on      0.65% of the portion of the daily net assets not
                                          05/01/98, 05/01/99,          exceeding $500 million; 0.55% of the portion of
                                          05/01/00                     the daily net assets exceeding $500 million but
                                                                       not exceeding $1 billion; and 0.525% of the
                                                                       portion of the daily net assets exceeding $1
                                                                       billion.

-----------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUNDS
-----------------------------------------------------------------------------------------------------------------------
Active Assets California Tax-Free         05/31/97, as amended on      0.50% of the portion of the daily net assets not
Trust                                     04/30/98                     exceeding $500 million; 0.425% of the portion of
                                                                       the daily net assets exceeding $500 million
                                                                       but not exceeding $750 million; 0.375% of the
                                                                       portion of the daily net assets exceeding
                                                                       $750 million but not exceeding $1 billion;
                                                                       0.35% of the portion of the daily net assets
                                                                       exceeding $1 billion but not exceeding $1.5
                                                                       billion; 0.325% of the portion of the daily
                                                                       net assets exceeding $1.5 billion but not
                                                                       exceeding $2 billion; 0.30% of the portion of
                                                                       the daily net assets exceeding $2 billion but
                                                                       not exceeding $2.5 billion; 0.275% of the
                                                                       portion of the daily net assets exceeding
                                                                       $2.5 billion but not exceeding $3 billion;
                                                                       0.25% of the portion of the daily net assets
                                                                       exceeding $3 billion

-----------------------------------------------------------------------------------------------------------------------
Active Assets Government Securities       05/31/97, as amended on      0.50% of the portion of the daily net assets not
Trust                                     04/30/98                     exceeding $500 million; 0.425% of the portion of
                                                                       the daily net assets exceeding $500 million
                                                                       but not exceeding $750 million; 0.375% of the
                                                                       portion of the daily net assets exceeding
                                                                       $750 million but not exceeding $1 billion;
                                                                       0.35% of the portion of the daily net assets
                                                                       exceeding $1 billion but not exceeding $1.5
                                                                       billion; 0.325% of the portion of the daily
                                                                       net assets exceeding $1.5 billion but not
                                                                       exceeding $2 billion; 0.30% of the portion of
                                                                       the daily net assets exceeding $2 billion but
                                                                       not exceeding $2.5 billion; 0.275% of the
                                                                       portion of the daily net assets exceeding
                                                                       $2.5 billion but not exceeding $3 billion;
                                                                       0.25% of the portion of the daily net assets
                                                                       exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Active Assets Institutional Government    03/08/02                     0.15% of the daily net assets.
Securities Trust
                                                                       On an ongoing basis, the Investment Manager
                                                                       has agreed under its Management Agreement
                                                                       with the Fund to assume Fund operating
                                                                       expenses (except for brokerage fees) to the
                                                                       extent that such operating expenses exceed on
                                                                       an annualized basis 0.20% of the average
                                                                       daily net assets of the Fund. This may reduce
                                                                       the investment management fee below 0.15% for
                                                                       the Fund.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                  Page 11 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
                                          AGREEMENT AND ANY
MONEY MARKET FUNDS                        AMENDMENTS                  INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Active Assets Institutional Money Trust   01/06/00                    0.15% of the daily net assets.

                                                                      On an ongoing basis, the Investment Manager
                                                                      has agreed under its Management Agreement
                                                                      with the Fund to assume Fund operating
                                                                      expenses (except for brokerage fees) to the
                                                                      extent that such operating expenses exceed on
                                                                      an annualized basis 0.20% of the average
                                                                      daily net assets of the Fund. This may reduce
                                                                      the investment management fee below 0.15% for
                                                                      the Fund.

-----------------------------------------------------------------------------------------------------------------------
Active Assets Money Trust                 05/31/97, as amended on     0.50% of the portion of the daily net assets not
                                          04/30/98, 05/01/99,         exceeding $500 million; 0.425% of the portion of
                                          05/01/01, 05/01/02          the daily net assets exceeding $500 million but
                                                                      not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.30% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $2.5 billion; 0.275% of the
                                                                      portion of the daily net assets exceeding
                                                                      $2.5 billion but not exceeding $3 billion;
                                                                      0.25% of the portion of the daily net assets
                                                                      exceeding $3 billion; 0.249% of the portion
                                                                      of daily net assets exceeding $15 billion but
                                                                      not exceeding $17.5 billion; and 0.248% of
                                                                      the portion of daily net assets exceeding
                                                                      $17.5 billion but not exceeding $25 billion;
                                                                      and 0.247% of the portion of daily net assets
                                                                      exceeding $25 billion but not exceeding $30
                                                                      billion; and 0.246% of the portion of daily
                                                                      net assets exceeding $30 billion.

-----------------------------------------------------------------------------------------------------------------------
Active Assets Tax-Free Trust              05/31/97, as amended on     0.50% of the portion of the daily net assets not
                                          04/30/98                    exceeding $500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.30% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $2.5 billion; 0.275% of the
                                                                      portion of the daily net assets exceeding
                                                                      $2.5 billion but not exceeding $3 billion;
                                                                      0.25% of the portion of the daily net assets
                                                                      exceeding $3 billion; 0.249% of the portion
                                                                      of daily net assets exceeding $15 billion.

-----------------------------------------------------------------------------------------------------------------------

                                                                                                  Page 12 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
                                          AGREEMENT AND ANY
MONEY MARKET FUNDS                        AMENDMENTS                  INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley California Tax-Free        05/31/97, as amended on     0.50% of the portion of the daily net assets not
Daily Income Trust                        04/30/98                    exceeding 500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.30% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $2.5 billion; 0.275% of the
                                                                      portion of the daily net assets exceeding
                                                                      $2.5 billion but not exceeding $3 billion;
                                                                      and 0.25% of the portion of the daily net
                                                                      assets exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Liquid Asset Fund Inc.     05/31/97, as amended on     0.50% of the portion of the daily net assets not
                                          04/30/98, 05/01/01,         exceeding $500 million; 0.425% of the portion of
                                          05/01/02                    the daily net assets exceeding $500 million but
                                                                      not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.35
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.35 billion but not
                                                                      exceeding $1.75 billion; 0.30% of the portion
                                                                      of the daily net assets exceeding $1.75
                                                                      billion but not exceeding $2.15 billion;
                                                                      0.275% of the portion of the daily net assets
                                                                      exceeding $2.15 billion but not exceeding
                                                                      $2.5 billion; 0.25% of the portion of the
                                                                      daily net assets exceeding $2.5 billion but
                                                                      not exceeding $15 billion; 0.249% of the
                                                                      portion of the daily net assets exceeding $15
                                                                      billion but not exceeding $17.5 billion;
                                                                      0.248% of the portion of the daily net assets
                                                                      exceeding $17.5 billion but not exceeding $25
                                                                      billion; 0.247% of the portion of the daily
                                                                      net assets exceeding $25 billion but not
                                                                      exceeding $30 billion; and 0.246% of the
                                                                      portion of daily net assets exceeding $30
                                                                      billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley New York Municipal Money    05/31/97, as amended on    0.50% of the portion of the daily net assets not
Market Trust                               04/30/98                   exceeding $500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.30% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $2.5 billion; 0.275% of the
                                                                      portion of the daily net assets exceeding
                                                                      $2.5 billion but not exceeding $3 billion;
                                                                      and 0.25% of the portion of the daily net
                                                                      assets exceeding $3 billion.
-----------------------------------------------------------------------------------------------------------------------

                                                                                                  Page 13 of Schedule A

-----------------------------------------------------------------------------------------------------------------------
                                          EFFECTIVE DATE OF
                                          AGREEMENT AND ANY
MONEY MARKET FUNDS                        AMENDMENTS                  INVESTMENT MANAGEMENT FEE
-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Select Dimensions          05/31/97, as amended on     0.50% of the daily net assets.
Investment Series-                        03/02/98, 05/01/98,
                                          05/01/00
 - Money Market Portfolio

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Tax-Free Daily Income      05/31/97, as amended on     0.50% of the portion of the daily net assets not
Trust                                     04/30/98                    exceeding 500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.30% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $2.5 billion; 0.275% of the
                                                                      portion of the daily net assets exceeding
                                                                      $2.5 billion but not exceeding $3 billion;
                                                                      and 0.25% of the portion of the daily net
                                                                      assets exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley U.S. Government Money      05/31/97, as amended on     0.50% of the portion of the daily net assets not
Market Trust                              04/30/98                    exceeding $500 million; 0.425% of the portion of
                                                                      the daily net assets exceeding $500 million
                                                                      but not exceeding $750 million; 0.375% of the
                                                                      portion of the daily net assets exceeding
                                                                      $750 million but not exceeding $1 billion;
                                                                      0.35% of the portion of the daily net assets
                                                                      exceeding $1 billion but not exceeding $1.5
                                                                      billion; 0.325% of the portion of the daily
                                                                      net assets exceeding $1.5 billion but not
                                                                      exceeding $2 billion; 0.30% of the portion of
                                                                      the daily net assets exceeding $2 billion but
                                                                      not exceeding $2.5 billion; 0.275% of the
                                                                      portion of the daily net assets exceeding
                                                                      $2.5 billion but not exceeding $3 billion;
                                                                      and 0.25% of the portion of the daily net
                                                                      assets exceeding $3 billion.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Variable Investment        05/31/97, as amended on    0.50% of the portion of the daily net assets not
Series-                                   05/01/98, 05/01/99,        exceeding $500 million; 0.425% of the portion of
                                          05/01/00                   the daily net assets exceeding $500 million but
 - Money Market Portfolio                                            not exceeding $750 million; and 0.375% of the
                                                                     portion of the daily net assets exceeding $750
                                                                     million.
-----------------------------------------------------------------------------------------------------------------------

                                                           Page 14 of Schedule A


II. CLOSED-END FUNDS: Monthly compensation calculated weekly by applying the following annual Rates to a fund's weekly net assets (except as indicated):

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley California Insured               05/31/97             0.35% of the average weekly net assets.
Municipal Income Trust

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley California Quality               05/31/97             0.35% of the average weekly net assets.
Municipal Securities

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Government Income Trust          05/31/97             0.50% of the average weekly net assets.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Income Securities Inc.           05/31/97             0.50% of the average weekly net assets.
(Maryland corporation)

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Insured California               05/31/97             0.35% of the average weekly net assets.
Municipal Securities

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Insured Municipal Bond           05/31/97             0.35% of the average weekly net assets.
Trust

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Insured Municipal Income         05/31/97             0.35% of the average weekly net assets.
Trust

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Insured Municipal                05/31/97             0.35% of the average weekly net assets.
Securities

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Insured Municipal Trust          05/31/97             0.35% of the average weekly net assets.

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley New York Quality                 05/31/97             0.35% of the average weekly net assets.
Municipal Securities

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Quality Municipal                05/31/97             0.35% of the average weekly net assets.
Securities

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Quality Municipal Income         05/31/97             0.35% of the average weekly net assets.
Trust

-----------------------------------------------------------------------------------------------------------------------
Morgan Stanley Quality Municipal                05/31/97             0.35% of the average weekly net assets.
Investment Trust
-----------------------------------------------------------------------------------------------------------------------

                                                               Page 1 of Annex 1

                                     ANNEX 1

LIST OF FUNDS FOR WHICH THE CURRENT INVESTMENT MANAGEMENT AGREEMENT SPECIFIES
SECTION 2 IS APPLICABLE:

Morgan Stanley Allocator Fund

Morgan Stanley Biotechnology Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Fundamental Value Fund

Morgan Stanley Growth Fund

Morgan Stanley International Fund

Morgan Stanley International Value Equity Fund

Morgan Stanley KLD Social Index Fund

Morgan Stanley Latin American Growth Fund

Morgan Stanley Mid-Cap Value Fund

Morgan Stanley Nasdaq-100 Index Fund

Morgan Stanley Select Dimensions Investment Series

Morgan Stanley Small-Mid Special Value Fund

Morgan Stanley Special Growth Fund

Morgan Stanley Total Return Trust

                                                               Page 1 of Annex 2

                                     ANNEX 2


LIST OF CLOSED-END FUNDS FOR WHICH THE LIQUIDATION PREFERENCE OF ANY PREFERRED SHARES ISSUED BY SUCH FUND WILL NOT BE DEDUCTED FROM THE FUND'S TOTAL ASSETS FOR PURPOSES OF CALCULATING THE MANAGEMENT FEE:

Morgan Stanley California Insured Municipal Income Trust

Morgan Stanley California Quality Municipal Securities

Morgan Stanley Insured Municipal Bond Trust

Morgan Stanley Insured Municipal Income Trust

Morgan Stanley Insured Municipal Trust

Morgan Stanley New York Quality Municipal Securities

Morgan Stanley Quality Municipal Income Trust

Morgan Stanley Quality Municipal Investment Trust

Morgan Stanley Quality Municipal Securities

                                                               Page 1 of Annex 3


                                     ANNEX 3

LIST OF FUNDS FOR WHICH THE CURRENT INVESTMENT MANAGEMENT AGREEMENT SPECIFIES THAT SECTION 8 IS APPLICABLE AND ANY FUND-SPECIFIC OPERATING EXPENSE LIMITATION:

Active Assets California Tax-Free Trust

Active Assets Government Securities Trust

Active Assets Money Trust

Active Assets Tax-Free Trust

Morgan Stanley American Opportunities Fund

Morgan Stanley Balanced Growth Fund

Morgan Stanley California Tax-Free Daily Income Trust

Morgan Stanley California Tax-Free Income Fund

Morgan Stanley Capital Opportunities Trust

Morgan Stanley Convertible Securities Trust

Morgan Stanley Developing Growth Securities Trust

Morgan Stanley Dividend Growth Securities Inc.

Morgan Stanley European Growth Fund Inc.

Morgan Stanley Federal Securities Trust

Morgan Stanley Global Dividend Growth Securities

Morgan Stanley Global Utilities Fund

Morgan Stanley Government Income Trust

         (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or

         (b) 25% of the Fund's gross income for such year, the Investment Manager will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley Growth Fund

Morgan Stanley Hawaii Municipal Trust

Morgan Stanley Health Sciences Trust

                                                               Page 2 of Annex 3


Morgan Stanley High Yield Securities Inc.

Morgan Stanley Income Builder Fund

Morgan Stanley Income Securities Inc.

         (a) 1 1/2 % of the first $30 million of the average weekly net assets of the Fund during such year and 1 % of such average weekly net assets in excess of $30 million; or

         (b) 25% of the Fund's gross income for such year, the Investment Manager will pay to the Fund the greater of the excess as computed under (a) or (b).

Morgan Stanley Information Fund

Morgan Stanley International SmallCap Fund

Morgan Stanley Japan Fund

Morgan Stanley Latin American Growth Fund

Morgan Stanley Limited Duration Fund

Morgan Stanley Limited Duration U.S. Treasury Trust

Morgan Stanley Limited Term Municipal Trust

Morgan Stanley Liquid Asset Fund Inc.

Morgan Stanley Multi-State Municipal Series Trust

Morgan Stanley Natural Resource Development Securities Inc.

Morgan Stanley New York Municipal Money Market Trust

Morgan Stanley Pacific Growth Fund Inc.

Morgan Stanley Select Dimensions Investment Series:

         American Opportunities Portfolio, Balanced Growth Portfolio, Developing Growth Portfolio, Dividend Growth Portfolio, Flexible Income Portfolio, Global Equity Portfolio, Growth Portfolio, Money Market Portfolio, Utilities Portfolio, or Value-Added Market
         Portfolio:

                  2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million

Morgan Stanley Special Growth Fund

Morgan Stanley Special Value Fund

                                                               Page 3 of Annex 3


Morgan Stanley Strategist Fund

Morgan Stanley Tax-Exempt Securities Trust

Morgan Stanley Tax-Free Daily Income Trust

Morgan Stanley Total Return Trust

Morgan Stanley U.S. Government Securities Trust

Morgan Stanley Utilities Fund

Morgan Stanley Value-Added Market Series

Morgan Stanley Variable Investment Series:

         Dividend Growth Portfolio, Equity Portfolio, High Yield Portfolio, Money Market Portfolio, Quality Income Plus Portfolio, Strategist Portfolio, or Utilities Portfolio:

                  1.5% of the average daily net assets of such Portfolio up to $30 million and 1.0% of the average daily net assets of such Portfolio in excess of $30 million

         European Growth Portfolio, Global Dividend Growth Portfolio, or Pacific Growth Portfolio:

                  2.5% of the average daily net assets of such Portfolio up to $30 million, 2.0% of the next $70 million and 1.5% of the average daily net assets of such Portfolio in excess of $100 million